LOAN AGREEMENT

         This Loan Agreement (the "Agreement") is entered into as of December 21, 2005, by and between SiriCOMM, Inc., a Delaware corporation (the "Company") and Sunflower Capital, LLC, a Missouri limited liability company ("Sunflower").

         WHEREAS, contemporaneously with the execution and delivery of this Agreement, the Company is issuing that certain Convertible Promissory Note (the "Note") attached hereto as Exhibit A to Sunflower in the principal amount of $500,000, payable to Sunflower in cash or convertible into equity of the Company in the manner and under the terms set forth therein and Sunflower is loaning the Company $500,000; and

         WHEREAS, as consideration for Sunflower making the loan to the Company, the Company has agreed to contemporaneously with the execution and delivery of this Agreement issue to Sunflower a warrant to purchase 200,000 shares of the Company's common stock (the "Warrant").

         WHEREAS, the Company and Sunflower wish to set forth the nature of the consideration Sunflower is providing to the Company in exchange for the Note and Warrant and to acknowledge delivery and receipt thereof.

         NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Sunflower hereby agree as follows:

1. Purchase and Sale of Note. Subject to all of the terms and conditions of this Agreement and in reliance on the representations and warranties set forth herein, the Company proposes to borrow from Sunflower $500,000 pursuant to the terms of the Note and issue the Warrant in exchange for the consideration described in Section 2 hereof.

2. Consideration for Loan. Upon and in exchange for the Company's issuance of the Note and Warrant to Sunflower, Sunflower shall loan and deliver to the Company, and by signing below, the Company hereby accepts and acknowledges receipt of, immediately available funds in the amount of $500,000.

3. Representations and Warranties.

         (a) Company. The Company represents and warrants to Sunflower as follows:

                  (i) Organization. The Company and each of its Subsidiaries, if any, are duly organized and validly existing corporations in good standing under the laws of the jurisdiction of incorporation. The Company and each of its Subsidiaries, if any, is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which it does business, except where the failure to so qualify would not have a material adverse effect. For the purposes of this Agreement, the term "Subsidiary" shall mean with respect to any person, any

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

                           corporation, limited liability company, partnership, joint venture, trust or estate of which, or in which, more than 50% of (i) the issued and outstanding capital stock having ordinary voting power to elect a majority of the Board of Directors of such corporation, (ii) the interest in capital or profits of such limited liability company, partnership or joint venture, or (iii) the beneficial interest in such trust or estate, is at the time directly or indirectly owned or controlled by such person, by such person and one or more of its subsidiaries, or by one or more of such person's other subsidiaries.

                  (ii) Corporate Power, Authorization. The Company has all necessary corporate power and authority to enter into and perform this Agreement and its obligations under the Warrant and Note, and to carry on the business now conducted or presently proposed to be conducted by it. All corporate actions on the part of the Company necessary for the due authorization, execution and delivery of this Agreement and the consummation of the transactions contemplated herein, and for the due authorization and issuance of the Warrant and Note have been taken. This Agreement, the Note and Warrant are legally binding on the Company, enforceable in accordance with their terms. The execution, delivery and performance by the Company of this Agreement, the borrowing contemplated hereby and the issuance of the Note and Warrant will not result in any violation of or be in conflict with, or result in a breach of or constitute a default under, any term or provision of the Company's certificate of incorporation, by-laws or any contract to which the Company is a party or by which it is bound, except where such violation, conflict, breach or default would not have a material adverse effect on the Company.

                  (iii) No Insolvency. The Company is not insolvent. Insolvent means any of the following:

                           A. the Company shall have (a) applied for or consented to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (b) made a general assignment for the benefit of its creditors, (c) been dissolved or liquidated in full or in part, or (d) commenced a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it;

                           B. proceedings for the appointment of a receiver, trustee, liquidator or custodian of the Company or all or a substantial part

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

                                    of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to Company or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall have been commenced and such proceeding shall not have been dismissed, discharged or stayed; or

                           C. the Company is unable to pay in full and in a timely manner its debts due and payable in the ordinary course of business.

                  (iv) Capitalization. The Company has delivered to Sunflower a schedule (the "Capitalization Schedule") detailing the capitalization of the Company as of the date hereof. On the date hereof, the Company has no outstanding capital stock except as listed on the Capitalization Schedule. All of the outstanding shares of capital stock have been offered and sold in compliance with applicable federal and state securities laws. No Subsidiary has any outstanding capital stock except for shares of capital stock owned beneficially and of record by the Company, all of which are duly authorized, validly issued, fully paid and non-assessable. Other than as set forth on the Capitalization Schedule, neither the Company nor any Subsidiary has outstanding (a) any rights (either preemptive or otherwise) or options to subscribe for or purchase, or any warrants or other agreements providing for or requiring the issuance of, any capital stock or any securities convertible into or exchangeable for its capital stock, (b) any obligation to repurchase or otherwise acquire or retire any of its capital stock, any securities convertible into or exchangeable for its capital stock or any rights, options or warrants with respect thereto, (c) any rights that require it to register the offering of any of its securities under the Securities Act of 1933, as amended or (d) any restrictions on voting any of its securities.

                  (v) SEC Documents; Financial Statements. Since June 30, 2005 the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act") (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits to such documents) incorporated by reference therein, being hereinafter referred to herein as the "SEC Documents"). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of any material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of

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

                           their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with United States generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or
                           (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except as set forth in the financial statements of the Company included in the SEC Documents, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to June 30, 2005 and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such financial statements, which, individually or in the aggregate, are not material to the financial condition or operating results of the Company.

                  (vi) Legal Proceedings. Except as set forth in the Company's SEC Documents, there is no action, suit or proceeding pending or to the Company's knowledge currently threatened against the Company or any of subsidiaries. Neither the Company nor any of its subsidiaries is a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or governmental agency or instrumentality. There is no action suit or proceeding by the Company or any of its subsidiaries currently pending or which the Company or its subsidiaries intend to initiate.

                  (vii) Proprietary Rights. To its knowledge, the Company owns all patents trademarks, service marks, tradenames, copyrights trade secrets, licenses, information and proprietary rights and processes which it currently uses or are necessary for its business without any conflict with, or infringement of the rights of others. The Company has not received any communication alleging that the Company has violated or, by conducting its business, would violate any of the patents trademarks service marks tradenames copyrights, trade secrets or other proprietary rights or processes of any other person or entity.

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

                  (viii) Compliance with Other Instruments. (a) To the actual knowledge of the President of the Company, the Company is not in any material violation or default of any provisions of its Articles of Incorporation, as amended, or Bylaws or of any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound or, to the actual knowledge of the President of the Company, of any material provision of federal or state statute, rule or regulation applicable to the Company. The execution, delivery and performance of the Agreements and the consummation of the transactions contemplated hereby or thereby will not result in any such material violation or materially conflict with or constitute, with or without the passage of time and giving of notice, either a material default under any such provision, instrument, judgment, order, writ, decree or contract or an event which results in the creation of any material lien, charge or encumbrance upon any assets of the Company other than (i) carriers', warehousemen's, mechanics', materialmen's and repairmen's liens, and other like encumbrances imposed by applicable law, arising in the ordinary course of business in connection with activities properly undertaken in the Company's business; (ii) easements, zoning restrictions, rights-of-way, reservations, restrictions and other similar encumbrances on real property imposed by law that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business, (iii) liens, charges or encumbrances for taxes, assessments or governmental charges not yet due and payable, (iv) inchoate statutory and common law liens, charges or encumbrances for which payment is not delinquent, and (v) minor defects, irregularities, liens, and clouds on title which do not materially impair or materially adversely affect the value of the assets, financial condition, operating results, or business of the Company (collectively, "Permitted Encumbrances").

                           (b) To the actual knowledge of the Company's
                           President, the Company has not performed any act, the occurrence of which would result in the Company's loss of any material right granted under any license, distribution agreement or other agreement.

                  (ix) No Conflict of Interest. Except as contemplated by this loan, the Company is not indebted, directly or indirectly, to any of its officers or directors or to their respective spouses or children, in any amount whatsoever other than in connection with expenses or advances of expenses incurred in the ordinary course of business of the Company or relocation expenses of employees. None of the Company's officers or directors, or any members of their immediate families, are, directly or indirectly, indebted to the Company (other than in connection with purchases of the Company's capital stock) or have any direct or indirect ownership interest in any firm or

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                           corporation with which the Company is affiliated or
                           with which the Company has a business relationship, or any firm or corporation which competes with the Company except that officers, directors and/or stockholders of the Company may own stock in (but not exceeding five percent (5%) of the outstanding capital stock of) any publicly traded companies that are affiliated with the Company, with which the Company has a business relationship, or which may compete with the Company. To the actual knowledge of the President of the Company none of the Company's officers or directors or any members of their immediate families are, directly or indirectly, interested in any material contract or proposed contract with the Company. The Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

                  (x) Title to Property and Assets. The Company owns its property and assets free and clear of all encumbrances, except for (1) encumbrances that may appear in the Financial Statements, or (2) any Permitted Encumbrances. With respect to the property and assets it leases, the Company is in material compliance with such leases and, to the actual knowledge of the Company's President, such leases are valid and effective in accordance with their respective terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws and judicial decisions of general application relating to or affecting enforcement of creditors' rights generally, by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies and with respect to indemnification provisions contained therein, or principles of public policy.

                  (xi)     Changes. Since June 30, 2005, there has not been:

                           (a)      any material change in the assets,
                                    liabilities, financial condition or
                                    operating results of the Company from that reflected in the Financial Statements, except changes in the ordinary course of business, that have not been material and adverse;

                           (b) any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the business, properties, prospects, or financial condition of the Company;

                           (c) any waiver or compromise by the Company of a valuable right or of a material debt owed to it that would have an adverse affect;

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

                           (d) any satisfaction or discharge of any liens, claim, or encumbrance of payment of any obligation by the Company, except in the ordinary course of business and that is not material and adverse to the business, properties, prospects or financial condition of the Company;

                           (e) any material change to a material contract or agreement by which the Company or any of its assets is bound or subject;

                           (f) any material change in any compensation arrangement or agreement with any employee, officer, director or stockholder;

                           (g) any sale, assignment or transfer of any patents, trademarks, copyrights, trade secrets or other intangible assets other than in the ordinary course of business;

                           (h) any resignation or termination of employment of any officer or key employee of the Company; and the President of the Company has no actual knowledge of any impending resignation or termination of employment of any such officer or key employee;

                           (i) any mortgage, pledge, transfer of a security interest in, or lien, created by the Company, with respect to any of its material properties or assets, except liens for taxes not yet due or payable;

                           (j) any loans or guarantees made by the Company to or for the benefit of its employees, officers or directors, or any members of their immediate families, other than travel advances and other advances made in the ordinary course of its business;

                           (k) any declaration, setting aside or payment or other distribution in respect to any of the Company's capital stock; or any direct or indirect redemption, purchase, or other acquisition of any such stock by the Company;

                           (l) to the actual knowledge of the officers and directors of the Company, any other event or condition of any character that might materially and adversely affect the business, properties or financial condition of the Company, except as disclosed; or

                           (m) any arrangement or commitment by the Company to do any of the things described in this
                                    Section 3(a)(xi).

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

                  (xii) Tax Returns and Payments. The Company has filed all tax returns and reports as required by applicable law. These returns and reports are true and correct in all material respects. The Company has paid all taxes and other assessments due except those being contested in good faith.

                  (xiii) Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in whch the Company and its Subsidiaries are engaged. Neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insureres as may be necessary to continue its business at a cost that would not have a material adverse effect.

                  (xiv) Permits. The Company has all franchises, permits, licenses and any similar authority necessary for the conduct of its business, the lack of which could materially and adversely affect the business, properties, prospects, or financial condition of the Company. The Company is not in default in any material respect under any of such franchises, permits, licenses or other similar authority that would materially and adversely affect the Company's business.

                  (xv) Disclosure. It has been fully disclosed to the Compnay that William P. Moore, who is a director of the Company, is also a principal of Sunflower, and that William P. Moore abstained from voting on the approval of the transactions contemplated by this Agreement.

         (b) Sunflower.

                  (i) Sunflower represents and warrants to the Company that Sunflower is making this loan and accepting the Warrant, Note and the underlying securities for Sunflower's own account for investment only and not with a view to distribution or resale of the Warrant, Note or underlying securities. Sunflower represents that it is an "accredited investor" as such term is defined in Rule 501 under the Act. Sunflower understands that the Warrant, Note and the underlying securities are being issued to Sunflower pursuant to an exemption from the registration requirements of the Act and, accordingly, must be held indefinitely by Sunflower unless later transferred in transactions that are either registered under the Act or exempt from registration.

                  (ii) Sunflower represents and warrants to the Company that Sunflower has such knowledge and experience in financial and business matters as to be capable of

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

                           evaluating the merits and risks of making the loan under the Note and any investments in the underlying securities and that Sunflower is able to incur a complete loss of Sunflower's investment and to bear the risk of such a loss for an indefinite period of time. Sunflower understands that the Warrant, Note and any securities acquired upon exercise or conversion are a risky and speculative investment.

4. Covenants of the Company. The Company covenants that from and after the date hereof and for so long as the Note remains outstanding:

         (a) Penalty Warrants. In the event the private offering described in the Note does not close on or prior to January 13, 2006, the Company shall issue to Sunflower 25,000 Warrants identical to the Warrants described herein for each month (prorated, if necessary) the offering is delayed.

         (b) Dividends and Distributions. The Company shall not, and shall cause each of its Subsidiaries not to, directly or indirectly,
                  (i) declare or pay any dividend or (ii) make any distribution in cash or property to holders of Capital Stock of the Company or any Subsidiary of the Company.

         (c) Compliance with Laws. The Company will, and will cause each of its Subsidiaries to, comply with all applicable Laws with respect to the conduct of its business and the ownership of its properties, including without limitation, compliance with the reporting requirements of all applicable securities Laws; provided that the Company shall not be deemed to be in violation of this Section 4(c) as a result of any failure to comply with any provisions of any such Laws, the noncompliance with which would not, individually or in the aggregate, have or reasonably be expected to have a material adverse effect or have a materially adverse effect on the ability of the holder of any Securities to sell such Securities.

         (d) Limitation of Agreements. The Company will not, and will not permit any Subsidiary to, enter into any Contract, or any amendment, modification, extension or supplement to any existing Contract, which contractually prohibits the Company from paying interest on, or principal of, the Note, effecting the conversion of the Note or exercising the Warrant.

         (e) Preservation of Franchises and Existence. The Company will maintain and cause each Subsidiary to maintain its corporate existence, rights and franchises in full force and effect, provided that nothing in this Section 4(e) shall prevent the Company or any Subsidiary from discontinuing its operations in any particular state or at any particular location or locations within a state.

         (f) Payment of Taxes and Other Charges. The Company will pay or discharge, and will cause each Subsidiary to pay or discharge, before the same shall become delinquent, (i) all Taxes imposed

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

                  upon it or any of its properties or income, and (ii) all claims of materialmen, mechanics, landlords and other like Persons which, in the case of either clause (i) or clause
                  (ii), if unpaid, might result in the creation of a material lien upon any of its properties, provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such Tax or claim whose amount, applicability or validity is being contested in good faith pursuant to appropriate proceedings.

         (g) Lost, Stolen, Damaged and Destroyed Securities. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any certificate representing shares of Common Stock, the Warrant, the Note and in the case of loss, theft or destruction, upon delivery of an indemnity satisfactory to the Company (which, in the case of Sunflower, may be an undertaking by Sunflower to so indemnify the Company and which, in the case of any Person other than Sunflower, shall be delivery of an indemnity bond), or, in the case of mutilation, upon surrender and cancellation thereof, the Company will issue a new share certificate of like tenor for a number of shares of Common Stock equal to the number of shares of such stock represented by the certificate lost, stolen, destroyed or mutilated, or a new Note of like tenor in an amount equal to the amount of such Note and Warrant lost, stolen, destroyed or mutilated.

         (h) Notice of Breach. As promptly as practicable, and in any event not later than five Business Days after senior management of the Company becomes aware thereof, the Company shall provide Sunflower with written notice of any breach by the Company of any provision of this Agreement, including, without limitation, this Article 4, specifying the nature of such breach and any actions proposed to be taken by the Company to cure such breach.

5. Notices. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if sent via facsimile or overnight or second day delivery service, to the respective addresses and/or facsimile numbers of the parties as set forth below:

If to the Company:                  SiriCOMM, Inc.
                                    2900 Davis Boulevard, Suite 130
                                    Joplin, Missouri 64804
                                    Attn: Henry P. Hoffman, President and CEO
                                    Facsimile No: (417) 782-0475

With a copy to:                     Sommer & Schneider LLP
                                    595 Stewart Avenue, Suite 710
                                    Garden City, New York  11530
                                    Attn:  Joel C. Schneider
                                    Facsimile No:  (516) 228-8211

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

If to Sunflower:                    Sunflower Capital, LLC
                                    10801 Mastin, Suite 920
                                    Overland Park, KS
                                    Attn:  William P. Moore
                                    Facsimile No: (___) __________

With a copy to:                     Husch & Eppenberger, LLC
                                    1200 Main, Suite 1700
                                    Kansas City, MO 64105
                                    Attn:  Chris Kirley, Esq.
                                    Facsimile No: (816) 421-0596

Any party hereto may by notice so given change its address for future notice hereunder. Notice shall conclusively be deemed to have been given upon confirmed receipt of delivery.

6. Successors and Assigns; Assignment. The terms and conditions of the Note, the Warrant and this Agreement shall inure to the benefit of and be binding upon the respective executors, administrators, heirs, successors and permitted assigns of the parties. Neither party hereto may assign any of its rights or obligations hereunder without the prior written consent of the other party.

7. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Missouri without reference to conflict of laws principles.

8. Headings. The headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

9. Further Assurances. The Company will take such further action, and will execute and deliver to Sunflower all such further financing statements, certificates, and other documents as Sunflower may reasonably request from time to time in order to give full effect to this Agreement and to secure the rights of Sunflower hereunder.

10. Entire Agreement. This Agreement and the Note of even date herewith, from Sunflower and acknowledged by the Company constitute the entire agreement of the parties with respect to the subject matter hereof and thereof and supersede all prior and contemporaneous understandings, whether written or oral.

11. Media Releases. All media releases and public announcements or disclosures by either party relating to this Agreement and the Note or the business relationship between the parties contemplated by those documents shall be coordinated with and approved by the other party in writing prior to the release thereof.

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

12. Jurisdiction. The Company consents to and agrees that it is subject to the jurisdiction of the Courts in the State of Missouri with respect to any litigation in connection with this Agreement. The Company will also reimburse Sunflower for any legal fees it incurred in enforcing Sunflower's rights under this Agreement.

         IN WITNESS WHEREOF, the Company and Sunflower have caused this Agreement to be executed as of the date first set forth above.

                                                     SIRICOMM, INC.



                                                     By:   /s/ Henry P. Hoffman
                                                        ------------------------
                                                        Henry P. Hoffman, CEO

                                                     SUNFLOWER CAPITAL, LLC



                                                     By:  /s/ William P. Moore
                                                        ------------------------
                                                        William P. Moore, Member

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